SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 12, 2002

GENTIVA HEALTH SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-15669	36-4335801
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3 Huntington Quadrangle, 2S, Melville, New York	11747-8943
(Address of Principal Executive Offices)	(Zip Code)

(631) 501-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits
(c)	Exhibits. The following exhibits are filed herewith:
Exhibit No.	Description

99.1	Statement Under Oath Of Principal Executive Officer Regarding Facts And Circumstances Relating To Exchange Act Filings, dated August 12, 2002.

99.2	Statement Under Oath Of Principal Financial Officer Regarding Facts And Circumstances Relating To Exchange Act Filings, dated August 12, 2002.

Item 9.      Regulation FD Disclosure

          This Report and the attached exhibits are being furnished pursuant to Regulation FD.  On August 12, 2002, Ronald A. Malone, the Chief Executive Officer of Gentiva Health Services, Inc., and John R. Potapchuk, the Chief Financial Officer of Gentiva Health Services, Inc., each re-filed with the Securities and Exchange Commission (the "Commission") the sworn statements required by the Commission's June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460) (the "Order").  These officers had previously filed their sworn statements on August 7, 2002.  Item 3 in each of their August 7th sworn statements specifically listed the particular filings of Gentiva Health Services, Inc. which are "covered reports" under the Order.  These officers have re-filed their sworn statements with the Commission to conform in literal terms to the words of item 3 contained in Exhibit A to the Commission's Order.

            A copy of the sworn statements are attached as Exhibits 99.1 and 99.2.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC. (Registrant)

/s/ John R. Potapchuk John R. Potapchuk Senior Vice President and Chief Financial Officer

Date:  August 12, 2002

EXHIBIT INDEX

Exhibit Number	Description
99.1	Statement Under Oath Of Principal Executive Officer Regarding Facts And Circumstances Relating To Exchange Act Filings, dated August 12, 2002.

99.2	Statement Under Oath Of Principal Financial Officer Regarding Facts And Circumstances Relating To Exchange Act Filings, dated August 12, 2002.